Exhibit 8.1

SUBSIDIARIES OF CPFL ENERGIA S.A.	Jurisdiction of Incorporation
Companhia Paulista de Força e Luz (CPFL Paulista)	Federative Republic of Brazil
Companhia Piratininga de Força e Luz (CPFL Piratininga)	Federative Republic of Brazil
Rio Grande Energia S.A. (RGE)	Federative Republic of Brazil
Companhia Luz e Força Santa Cruz (CPFL Santa Cruz)	Federative Republic of Brazil
Companhia Leste Paulista de Energia (CPFL Leste Paulista)	Federative Republic of Brazil
Companhia Sul Paulista de Energia (CPFL Sul Paulista)	Federative Republic of Brazil
Companhia Jaguari de Energia (CPFL Jaguari)	Federative Republic of Brazil
Companhia Luz e Força Mococa (CPFL Mococa)	Federative Republic of Brazil

CPFL Geração de Energia S.A. (CPFL Geração)	Federative Republic of Brazil
Companhia Energética Rio das Antas (CERAN)	Federative Republic of Brazil
Foz do Chapecó Energia S.A. (Foz do Chapecó)	Federative Republic of Brazil
Campos Novos Energia S.A. (ENERCAN)	Federative Republic of Brazil
Energética Barra Grande S.A. (BAESA)	Federative Republic of Brazil
Centrais Elétricas da Paraíba S.A. (EPASA)	Federative Republic of Brazil
Paulista Lajeado Energia S.A. (Paulista Lajeado)	Federative Republic of Brazil
CPFL Energias Renováveis S.A. (CPFL Renováveis)	Federative Republic of Brazil
CPFL Centrais Geradoras Ltda. (CPFL Centrais Geradoras)	Federative Republic of Brazil

CPFL Comercialização Brasil S.A. (CPFL Brasil)	Federative Republic of Brazil
Clion Assessoria e Comercialização de Energia Elétrica Ltda. (CPFL Meridional)	Federative Republic of Brazil
CPFL Comercialização Cone Sul S.A. (CPFL Cone Sul)	Federative Republic of Brazil
CPFL Planalto Ltda. (CPFL Planalto)	Federative Republic of Brazil
CPFL Brasil Varejista S.A. (CPFL Brasil Varejista)	Federative Republic of Brazil

CPFL Serviços, Equipamentos, Indústria e Comércio S.A. (CPFL Serviços)	Federative Republic of Brazil
NECT Serviços Administrativos Ltda. (Nect)	Federative Republic of Brazil
CPFL Atende Centro de Contatos e Atendimentos Ltda. (CPFL Atende)	Federative Republic of Brazil
CPFL Total Serviços Administrativos Ltda. (CPFL Total)	Federative Republic of Brazil
CPFL Telecom S.A. (CPFL Telecom)	Federative Republic of Brazil
CPFL Transmissão Piracicaba S.A. (CPFL Transmissão)	Federative Republic of Brazil
CPFL Eficiência Energética S.A. (CPFL Esco)	Federative Republic of Brazil
CPFL Morro Agudo S.A. (CPFL Morro Agudo)	Federative Republic of Brazil

CPFL Jaguariúna Participações Ltda. (CPFL Jaguariúna)	Federative Republic of Brazil
CPFL Jaguari de Geração de Energia Ltda. (Jaguari de Geração)	Federative Republic of Brazil
Chapecoense Geração S.A. (Chapecoense)	Federative Republic of Brazil
Sul Geradora Participações S.A. (Sul Geradora)	Federative Republic of Brazil

Atlântica I Parque Eólico S.A.	Federative Republic of Brazil
Atlântica II Parque Eólico S.A.	Federative Republic of Brazil
Atlântica IV Parque Eólico S.A.	Federative Republic of Brazil
Atlântica V Parque Eólico S.A.	Federative Republic of Brazil
Bitupita I Energia S.A.	Federative Republic of Brazil
Bitupita II Energia S.A.	Federative Republic of Brazil
Bitupita III Energia S.A.	Federative Republic of Brazil
Bons Ventos Geradora de Energia S.A	Federative Republic of Brazil
BVP S.A.	Federative Republic of Brazil
Campo dos Ventos I Energias Renováveis Ltda.	Federative Republic of Brazil
Campo dos Ventos II Energias Renováveis S.A.	Federative Republic of Brazil
Campo dos Ventos III Energias Renováveis Ltda.	Federative Republic of Brazil
Campo dos Ventos IV Energias Renováveis S.A	Federative Republic of Brazil
Campo dos Ventos V Energias Renováveis Ltda.	Federative Republic of Brazil
Chimay Empreendimentos e Participações Ltda.	Federative Republic of Brazil
Companhia Energética Novo Horizonte	Federative Republic of Brazil
Companhia Hidroelétrica Figueirópolis	Federative Republic of Brazil
CPFL Bio Buriti Ltda.	Federative Republic of Brazil
CPFL Bio Formosa Ltda.	Federative Republic of Brazil
CPFL Bio Ipê Ltda.	Federative Republic of Brazil
CPFL Bio Pedra Ltda.	Federative Republic of Brazil
CPFL Bioenergia S.A.	Federative Republic of Brazil
CPFL Sul Centrais Elétricas Ltda.	Federative Republic of Brazil
Curral Velho I Energia S.A.	Federative Republic of Brazil
Curral Velho II Energia S.A.	Federative Republic of Brazil
Curral Velho IV Energia S.A.	Federative Republic of Brazil
Desa Eólicas S.A.	Federative Republic of Brazil
Desa Eurus I S.A.	Federative Republic of Brazil
Desa Eurus III S.A.	Federative Republic of Brazil
Desa Morro dos Ventos I S.A.	Federative Republic of Brazil
Desa Morro dos Ventos II S.A.	Federative Republic of Brazil
Desa Morro dos Ventos III S.A.	Federative Republic of Brazil
Desa Morro dos Ventos IV S.A.	Federative Republic of Brazil
Desa Morro dos Ventos VI S.A.	Federative Republic of Brazil
Desa Morro dos Ventos IX S.A.	Federative Republic of Brazil
Dobrevê Energia S.A.	Federative Republic of Brazil
Eólica Formosa Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
Eólica Icaraizinho Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
Eólica Paracuru Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
Eurus V Energias Renováveis S.A	Federative Republic of Brazil
Eurus VI Energias Renováveis Ltda.	Federative Republic of Brazil
Jayaditya Empreendimentos e Participações Ltda.	Federative Republic of Brazil
Lacenas Participações	Federative Republic of Brazil
Ludesa Energética S.A.	Federative Republic of Brazil
Mata Velha Energética S.A.	Federative Republic of Brazil
Mohini Empreendimentos e Participações Ltda.	Federative Republic of Brazil
PCH Holding 2 S.A.	Federative Republic of Brazil
PCH Holding S.A.	Federative Republic of Brazil
PCH Participações S.A.	Federative Republic of Brazil
Pedra Cheirosa I Energia Ltda.	Federative Republic of Brazil
Pedra Cheirosa II Energia Ltda.	Federative Republic of Brazil
Rosa dos Ventos Geração e Comercialização de Energia S.A	Federative Republic of Brazil
Santa Clara I Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Clara II Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Clara III Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Clara IV Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Clara V Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Clara VI Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Luzia Energética S.A.	Federative Republic of Brazil
Santa Mônica Energias Renovaveis Ltda.	Federative Republic of Brazil
Santa Ursula Energias Renovaveis Ltda.	Federative Republic of Brazil
São Benedito Energias Renovaveis Ltda.	Federative Republic of Brazil
São Domingos Energias Renovaveis Ltda.	Federative Republic of Brazil
SIIF Cinco Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
SIIF Desenvolvimento de Projetos de Energia Eólica Ltda.	Federative Republic of Brazil
SIIF Energies do Brasil Ltda.	Federative Republic of Brazil
SPE Aiuruoca Energia Ltda.	Federative Republic of Brazil
SPE Alto Irani Energia S.A.	Federative Republic of Brazil
SPE Arvoredo Energia S.A.	Federative Republic of Brazil
SPE Baixa Verde Energia S.A.	Federative Republic of Brazil
SPE Barra da Paciência Energia S.A.	Federative Republic of Brazil
SPE Bio Alvorada S.A.	Federative Republic of Brazil
SPE Bio Coopcana S.A.	Federative Republic of Brazil
SPE Boa Vista 1 Energia S.A.	Federative Republic of Brazil
SPE Boa Vista 2 Energia Ltda.	Federative Republic of Brazil
SPE Cachoeira Grande Energia Ltda.	Federative Republic of Brazil
SPE Cajueiro Energia S.A.	Federative Republic of Brazil
SPE Cocais Grande Energia S.A.	Federative Republic of Brazil
SPE Corrente Grande Energia S.A.	Federative Republic of Brazil
SPE Costa Branca Energia S.A.	Federative Republic of Brazil
SPE Costa das Dunas Energia S.A.	Federative Republic of Brazil
SPE Farol de Touros Energia S.A.	Federative Republic of Brazil
SPE Figueira Branca Energia S.A.	Federative Republic of Brazil
SPE Gameleira Energia S.A.	Federative Republic of Brazil
SPE Juremas Energia S.A.	Federative Republic of Brazil
SPE Macacos Energia S.A.	Federative Republic of Brazil
SPE Navegantes Energia S.A.	Federative Republic of Brazil
SPE Ninho da Águia Energia S.A.	Federative Republic of Brazil
SPE Paiol Energia S.A.	Federative Republic of Brazil
SPE Pedra Preta Energia S.A.	Federative Republic of Brazil
SPE Penedo Energia Ltda.	Federative Republic of Brazil
SPE Plano Alto Energia S.A.	Federative Republic of Brazil
SPE Salto Góes Energia S.A.	Federative Republic of Brazil
SPE Santa Cruz Energia Ltda.	Federative Republic of Brazil
SPE São Gonçalo Energia S.A.	Federative Republic of Brazil
SPE Tombo Energia Ltda.	Federative Republic of Brazil
SPE Turbina 14 Energia S.A.	Federative Republic of Brazil
SPE Turbina 15 Energia S.A.	Federative Republic of Brazil
SPE Turbina 16 Energia S.A.	Federative Republic of Brazil
SPE Turbina 17 Energia S.A.	Federative Republic of Brazil
SPE Varginha Energia S.A.	Federative Republic of Brazil
SPE Várzea Alegre Energia S.A.	Federative Republic of Brazil
Ventos de Santo Dimas Energias Renovaveis Ltda.	Federative Republic of Brazil
Ventos de São Martinho Energias Renovaveis Ltda.	Federative Republic of Brazil
Rosa dos Ventos Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
WF 1 HOLDING S.A.	Federative Republic of Brazil
WF WIND HOLDING V S.A.	Federative Republic of Brazil
WF WIND HOLDING VII S.A.	Federative Republic of Brazil